UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Chevron Corporation’s 2012 Annual Meeting of Stockholders was held on May 30, 2012.

(b) Stockholders voted on the matters, with the final voting results, set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
L.F. Deily	1,384,441,397	13,523,518	7,152,237	280,917,875
R.E. Denham	1,252,724,717	144,518,894	7,873,541	280,917,875
C. Hagel	1,385,311,245	13,034,033	6,771,874	280,917,875
E. Hernandez	1,371,358,877	26,480,365	7,277,910	280,917,875
G.L. Kirkland	1,388,517,255	10,563,057	6,036,840	280,917,875
C.W. Moorman	1,386,778,861	10,897,046	7,441,245	280,917,875
K.W. Sharer	1,363,528,775	34,233,860	7,354,517	280,917,875
J.G. Stumpf	1,360,087,450	37,927,865	7,101,837	280,917,875
R.D. Sugar	1,379,962,859	18,112,858	7,041,435	280,917,875
C. Ware	1,377,998,182	20,051,000	7,067,970	280,917,875
J.S. Watson	1,352,725,728	45,872,681	6,518,743	280,917,875

2.	The Board of Directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2012 was approved based on the following votes:

Votes for	1,662,887,124	99.0%
Votes against	16,135,443	1.0%
Abstentions	7,012,460
Broker non-votes	Brokers were permitted to cast stockholder non-votes (i.e. uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

3.	The Board of Directors’ proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based on the following votes:

Votes for	1,319,579,223	94.8%
Votes against	71,677,540	5.2%
Abstentions	13,860,389
Broker non-votes	280,917,875

4.	The stockholder proposal regarding exclusive forum provisions was not approved based on the following votes:

Votes for	543,627,750	38.7%
Votes against	830,510,942	61.3%
Abstentions	30,978,460
Broker non-votes	280,917,875

5.	The stockholder proposal regarding policy to designate an independent chairman was not approved based on the following votes:

Votes for	532,977,637	38.2%
Votes against	862,899,506	61.8%
Abstentions	9,240,009
Broker non-votes	280,917,875

6.	The stockholder proposal regarding lobbying disclosure was not approved based on the following votes:

Votes for	307,493,783	23.3%
Votes against	1,013,416,088	76.7%
Abstentions	84,207,281
Broker non-votes	280,917,875

7.	The stockholder proposal regarding guidelines for country selection was not approved based on the following votes:

Votes for	295,596,994	22.8%
Votes against	999,176,675	77.2%
Abstentions	110,343,483
Broker non-votes	280,917,875

8.	The stockholder proposal regarding hydraulic fracturing was not approved based on the following votes:

Votes for	362,708,549	27.9%
Votes against	936,955,762	72.1%
Abstentions	105,452,841
Broker non-votes	280,917,875

9.	The stockholder proposal regarding a report on accident risk oversight was not approved based on the following votes:

Votes for	112,349,306	8.7%
Votes against	1,173,099,309	91.3%
Abstentions	119,668,537
Broker non-votes	280,917,875

10.	The stockholder proposal regarding special meetings was not approved based on the following votes:

Votes for	429,027,878	30.8%
Votes against	965,039,760	69.2%
Abstentions	11,049,514
Broker non-votes	280,917,875

11.	The stockholder proposal regarding appointment of independent director with environmental expertise was not approved based on the following votes:

Votes for	298,006,987	21.5%
Votes against	1,088,886,009	78.5%
Abstentions	18,224,156
Broker non-votes	280,917,875

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION

Dated: June 4, 2012	By	/S/ CHRISTOPHER A. BUTNER
Christopher A. Butner,
Assistant Secretary and Managing Counsel, Securities/Corporate Governance